UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06105

Oppenheimer International Value Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way,

Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: November 30

Date of reporting period: 5/31/2016

Item 1. Reports to Stockholders.

Semiannual Report	5/31/2016

Oppenheimer International Value Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 5/31/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI AC World ex-U.S. Index
6-Month	-0.25%	-5.99%	-1.37%

1-Year	-8.10	-13.39	-11.39

5-Year	1.34	0.15	0.12

10-Year	1.29	0.69	2.01

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

In a volatile market environment, the Fund’s Class A shares (without sales charge) generated a cumulative total return of -0.25%. On a relative basis, the Fund outperformed the MSCI AC World ex-U.S. Index (the “Index”), which returned -1.37%. The Fund outperformed the Index due largely to stock selection in the consumer staples and materials sectors, and an underweight in the financials sector. Detractors from performance relative to the Index included stock selection in the information technology sector and an underweight position in the energy sector.

Down markets often provide the opportunity to buy stocks at attractive prices. As the global equity markets declined this reporting period, and particularly in February 2016, we utilized our cash exposure to add positions in companies that have the characteristics we seek.

MARKET OVERVIEW

Continued volatility in oil, weak economic data in some emerging markets, and mixed data in much of the developed world helped contribute to a tumultuous close to 2015. Ironically, the strong November U.S. payrolls report and subsequent high expectations of a Federal Reserve (“Fed”) hike brought out sellers as equity markets approached their early summer highs. The Fed finally hiked interest rates 0.25% in December.

Volatility continued to date 2016, due largely to China’s slowing economy, falling crude oil prices, and the aggressive interest rate hike path indicated by the Fed in its December 2015 communication. March saw a relief rally, however, as communication from the Fed turned more accommodative in light of the weak start to the year. Oil prices also began to stabilize and commodities started to pick up, but continued to experience volatility through the close of the reporting period. Questions still remained, leading to ongoing volatile conditions through the reporting period’s end; including how quickly the Fed will raise interest rates and whether Britain would decide to exit the European Union (“EU”) on its June 23 vote regarding EU Membership. The June 23 vote occurred after the reporting period ended, and the U.K. surprised the markets by deciding to exit the EU. See the Strategy & Outlook section of this report for more information on the Brexit and our views/outlook.

FUND REVIEW

Top performing holdings for the Fund this reporting period included adidas AG, Goldcorp, Inc. and Vinci SA.

While not appearing to be a traditional “value” stock, adidas was a contrarian buy just over a year ago. Investors had become disenchanted with adidas by the fall of 2014

3      OPPENHEIMER INTERNATIONAL VALUE FUND

as it was losing market share to Nike and Under Armour, was exposed to Russia and had overpaid for TaylorMade. However, we felt there might be too much pessimism around this venerable brand. The company quietly began to buy back its own shares. This move, combined with a logical strategy to streamline/reorganize the marketing and R&D budgets under product managers rather than regional sales heads, was the catalyst for us to get involved. We then met with the Head of Global Brands, who articulated the company’s strategy for North America, which led us to increase our positon, making it one of the Fund’s largest. The shares have performed well because of strong results in China, stabilization in Russia and the announcement of a new CEO who is highly regarded.

Goldcorp is a fallen star of the bull market in gold miners that ended back in the summer of 2011. It is now consolidating production around its best, low cost mines. We think the company is entering “harvest mode” after a lengthy period of acquisitions and project build outs. As capital expenditures continue to fall this year, we expect free cash flow to rise and debt to be paid down further. We note that our exposure to precious metals miners has behaved counter cyclically to equities, and has the potential to continue to dampen the Fund’s volatility, enhancing our risk-adjusted returns.

Vinci is a French construction company which owns and operates a few toll roads and airports. Vinci has been in the Fund for over two years now. The shares were depressed post the Euro/Greece crisis period, creating an opportunity. The toll road and airport assets seemed undervalued, and management had several options to improve returns. We viewed Vinci as similar to an inflation protected bond with some option value based on cyclical recovery and/or management’s plans for its airport concessions, including Portugal and Cambodia. The stock’s recent performance has resulted from positive earnings momentum driven by strong traffic growth on the toll roads, and improving margins in their construction business.

Detractors from performance included Baidu, Inc., UBS Group AG and Ping An Insurance Group Co. of China Ltd.

Baidu operates the leading search engine in China, baidu.com. The company experienced volatility because of macroeconomic fears concerning the Chinese economy and increased regulation facing health care advertising on the Internet in China. Late in the reporting period, analysts reduced their forecasts for Baidu’s second quarter earnings, which resulted in declines. Shortly after the reporting period ended, Baidu’s management also reduced their outlook for second quarter earnings. Despite short-term weakness, we do not believe the medium to long-term fundamentals of the company have changed. As a result, we believe further weakness in the stock may provide an opportunity to increase our position at a favorable price.

UBS declined as European bank shares have been under pressure since last fall when

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more countries began to experience the joys of negative interest rates. From a monetary policy point of view, Europe resembles Japan, where central bankers look increasingly desperate in their fight against deflation. The flattening yield curves and very low rates have a negative impact on net interest margins and profitability. The regulatory uncertainty in Europe has also weighed on valuations. We continue to hold UBS as we view this bank as a leader in global wealth management. While bank shares appear extremely cheap in Europe and in Japan, we plan to remain underweight relative to the Index while watching how the negative interest rate environment plays out. It is remarkable that after all the monetary stimulus and economic recovery since 2009, bank stocks in Europe and Japan are back down to prices reached during the financial crisis. Of course, because of their low valuations, many banks and insurance companies are on our watch list.

Ping An Insurance Group Co. of China performed poorly during the reporting period despite 2015 results coming in better than expectations. The second half of the year was much less profitable than the exceptionally strong first half, and it appears that the market is extrapolating the half-on-half slowdown into the foreseeable future. We like the company’s strong market position in both Property and Casualty (P&C) and life insurance in a market which still has medium-term growth potential.

STRATEGY & OUTLOOK

The Fund continues to maintain a bottom-up approach to investing along with following the long-term thematic investment philosophy of the OppenheimerFunds’ Global Equity Team, with its focus on Mass Affluence, New Technology, Restructuring and Aging. By focusing on company fundamentals, understanding the relationship between macroeconomic and microeconomic catalysts and ignoring short-term noise, we have found new opportunities amid market volatility. The Fund remains focused on international companies that we believe have durable advantages, but are undervalued relative to their peers, their historic valuations, and/or their private market value.

Shortly after the reporting period ended, the “Brexit” referendum was held in the U.K., and the citizens of the U.K. voted to leave the EU by a margin of 52% to 48%. As expected, global markets had a negative reaction. The British exit from the EU may require companies to make adjustments in their operations, though the impact and timing will not be clear for some time. Furthermore, each company within each industry will not be affected in exactly the same way, they will likely be impacted to a similar degree by the particular combination of adjustments each will have to make; none, in our view, would be particularly advantaged or disadvantaged. Multi-national businesses always confront a wide variety of currency, regulatory, and trade restrictions. So, while the impact of Brexit is not yet clear, the issues it raises for companies are not. They deal with them all the time as

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a routine part of managing global customer relationships and supply chains.

It has been our experience that exogenous shocks come along now and then. Usually, a sharp sell-off follows. However, as Warren

Buffett once noted, in the short run markets are a voting machine, and in the long run they are a weighing machine. Ultimately, the strength and durability of the economics of a business will drive the trajectory of its share price. This is unchanged by Brexit.

James C. Ayer, CFA Portfolio Manager

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Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Nestle SA	3.2%
Sony Corp.	2.9
SAP SE	2.8
Danone SA	2.7
Japan Tobacco, Inc.	2.6
adidas AG	2.3
Vonovia SE	2.3
KT&G Corp.	2.2
Baidu, Inc., Sponsored ADR	2.1
Vinci SA	2.1

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and are based on net assets. For more current Fund holdings, please visit oppenheimerfunds. com.

TOP TEN GEOGRAPHICAL HOLDINGS

Japan	17.3%
France	16.6
Germany	12.5
United Kingdom	11.6
Netherlands	7.3
China	6.6
Switzerland	6.0
United States	5.0
Canada	4.4
South Korea	2.7

Portfolio holdings and allocation are subject to change. Percentages are as of May 31, 2016, and are based on total market value of investments.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of May 31, 2016, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 5/31/16

	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QIVAX)	7/2/90	-0.25%	-8.10%	1.34%		1.29%
Class B (QIVBX)	9/1/93	-0.63	-8.78	0.55		0.71
Class C (QIVCX)	9/1/93	-0.64	-8.81	0.55		0.43
Class I (QIVIX)	3/28/13	-0.06	-7.70	3.30	*	N/A
Class R (QIVNX)	3/1/01	-0.38	-8.30	1.07		0.93
Class Y (QIVYX)	11/13/08	-0.14	-7.88	1.65		9.80	*

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 5/31/16
	Inception Date	6-Month	1-Year	5-Year		10-Year
Class A (QIVAX)	7/2/90	-5.99%	-13.39%	0.15%		0.69%
Class B (QIVBX)	9/1/93	-5.60	-13.34	0.15		0.71
Class C (QIVCX)	9/1/93	-1.63	-9.72	0.55		0.43
Class I (QIVIX)	3/28/13	-0.06	-7.70	3.30	*	N/A
Class R (QIVNX)	3/1/01	-0.38	-8.30	1.07		0.93
Class Y (QIVYX)	11/13/08	-0.14	-7.88	1.65		9.80	*

*Shows performance since inception

Performance data quoted represents past performance, which does not guarantee future results.  The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. Prior to 7/1/14, Class R shares were named Class N shares. Beginning 7/1/14, new purchases of Class R shares will no longer be subject to a CDSC upon redemption (any CDSC will remain in effect for purchases prior to 7/1/14). There is no sales charge for Class I and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI AC World ex-U.S. Index. The MSCI AC World ex-U.S. Index is designed to measure the equity market performance of developed and emerging markets and excludes the U.S. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not

8      OPPENHEIMER INTERNATIONAL VALUE FUND

limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

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Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended May 31, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended May 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During 6 Months Ended May 31, 2016

Class A	$1,000.00	$997.50	$6.51

Class B	1,000.00	993.70	10.47

Class C	1,000.00	993.60	10.32

Class I	1,000.00	999.40	4.31

Class R	1,000.00	996.20	7.77

Class Y	1,000.00	998.60	5.26
Hypothetical (5% return before expenses)

Class A	1,000.00	1,018.50	6.58

Class B	1,000.00	1,014.55	10.58

Class C	1,000.00	1,014.70	10.43

Class I	1,000.00	1,020.70	4.35

Class R	1,000.00	1,017.25	7.85

Class Y	1,000.00	1,019.75	5.32

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended May 31, 2016 are as follows:

Class	Expense Ratios

Class A	1.30%

Class B	2.09

Class C	2.06

Class I	0.86

Class R	1.55

Class Y	1.05

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11      OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS May 31, 2016 Unaudited

	Shares	Value

Common Stocks—96.8%

Consumer Discretionary—23.2%

Auto Components—3.1%
Bridgestone Corp.	377,900	$12,963,032

Denso Corp.	237,500	9,276,968

Valeo SA	49,700	7,488,922

		29,728,922

Automobiles—1.8%
Tata Motors Ltd., ADR[1]	503,980	16,878,290

Hotels, Restaurants & Leisure—6.0%
Accor SA	283,340	12,334,227

Carnival Corp.	230,320	10,995,477

Crown Resorts Ltd.	681,400	5,916,940

Sands China Ltd.	3,508,800	13,361,504

Whitbread plc	153,180	9,346,641

Yum! Brands, Inc.	61,090	5,014,878

		56,969,667

Household Durables—2.9%
Sony Corp.	969,900	27,033,248

Internet & Catalog Retail—0.7%
Rakuten, Inc.	589,461	6,288,421

Leisure Products—0.5%
Nintendo Co. Ltd.	31,700	4,665,867

Media—1.2%
SKY Perfect JSAT Holdings, Inc.	1,396,200	6,737,710

Sky plc	343,089	4,788,498

		11,526,208

Specialty Retail—1.2%
Dufry AG1	82,540	11,075,239

Textiles, Apparel & Luxury Goods—5.8%
adidas AG	169,262	21,671,640

Burberry Group plc	474,470	7,382,461

China Hongxing Sports Ltd.[1]	36,005,000	261,455

Christian Dior SE	48,990	7,976,255

HUGO BOSS AG	109,754	6,739,460

Kering	63,330	10,232,623

		54,263,894

Consumer Staples—16.4%

Beverages—3.4%
Coca-Cola European Partners plc[1]	225,590	8,755,148

Diageo plc	166,395	4,508,299

	Shares	Value

Beverages (Continued)

Pernod Ricard SA	174,870	$19,025,515

		32,288,962

Food Products—5.9%
Danone SA	363,588	25,488,941

Nestle SA	411,581	30,361,704

		55,850,645

Personal Products—0.9%
Shiseido Co. Ltd.	327,500	8,567,177

Tobacco—6.2%
Japan Tobacco, Inc.	614,400	24,290,180

KT&G Corp.	189,476	20,217,433

Swedish Match AB	392,587	13,378,565

		57,886,178

Energy—3.9%

Energy Equipment & Services—1.1%
Master Marine AS1	9,994,100	—

Technip SA	185,040	10,136,674

		10,136,674

Oil, Gas & Consumable Fuels—2.8%
CNOOC Ltd.	10,680,000	12,726,952

Total SA	292,370	14,172,027

		26,898,979

Financials—11.5%

Capital Markets—0.5%
UBS Group AG	309,967	4,779,735

Commercial Banks—3.6%
BOC Hong Kong Holdings Ltd.	2,352,000	7,217,222

ICICI Bank Ltd., Sponsored ADR	994,910	7,153,403

Lloyds Banking Group plc	18,359,760	19,157,425

		33,528,050

Diversified Financial Services—2.4%
ING Groep NV	1,480,155	18,364,544

Kinnevik AB1	173,227	371,734

Kinnevik AB, Cl. B	173,227	4,209,823

		22,946,101

Insurance—2.1%
Ping An Insurance Group Co. of China Ltd., Cl. H	2,239,000	10,031,833

Prudential plc	474,840	9,494,380

		19,526,213

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	Shares	Value

Real Estate Management & Development—2.9%
Deutsche Wohnen
AG	185,728	$5,963,343

Vonovia SE	623,663	21,369,473

		27,332,816

Industrials—14.0%

Aerospace & Defense—2.4%
Airbus Group SE	284,970	17,729,133

Rolls-Royce Holdings plc[1]	564,466	5,062,274

		22,791,407

Air Freight & Couriers—2.5%
Philips Lighting NV1,2	234,547	5,819,602

Royal Mail plc	2,269,090	17,783,105

		23,602,707

Airlines—1.5%
Japan Airlines Co. Ltd.	421,700	14,384,175

Construction & Engineering—2.7%
Boskalis Westminster	147,999	5,353,869

Vinci SA	261,060	19,605,823

		24,959,692

Electrical Equipment—1.8%
Mitsubishi Electric Corp.	602,000	7,191,632

Schneider Electric SE	146,910	9,482,745

		16,674,377

Professional Services—2.0%
Experian plc	292,972	5,542,623

Recruit Holdings Co. Ltd.	399,000	13,530,453

		19,073,076

Trading Companies & Distributors—1.1%
Brenntag AG	190,350	10,183,142

Information Technology—9.5%

Communications Equipment—0.7%
Nokia OYJ, Sponsored ADR[1]	1,187,787	6,770,386

Electronic Equipment, Instruments, &
Components—0.4%
TDK Corp.	74,100	4,273,697

	Shares	Value

Internet Software & Services—4.2%
Alibaba Group Holding Ltd., Sponsored ADR[1]	98,200	$8,052,400

Alphabet, Inc., Cl. A1	15,670	11,734,480

Baidu, Inc., Sponsored ADR[1]	111,130	19,841,150

		39,628,030

IT Services—0.3%
NTT Data Corp.	53,800	2,760,592

Semiconductors & Semiconductor
Equipment—1.1%
Infineon Technologies AG	672,087	10,075,332

Software—2.8%
SAP SE	325,084	26,394,356

Materials—7.5%

Chemicals—4.2%
Akzo Nobel NV	215,212	14,586,942

Linde AG	99,571	14,898,096

Syngenta AG	25,061	9,838,127

		39,323,165

Metals & Mining—3.3%
Agnico Eagle Mines Ltd.	182,800	8,211,376

Goldcorp, Inc.	483,260	8,128,433

Newcrest Mining Ltd.[1]	416,600	5,797,135

Silver Wheaton Corp.	493,830	9,195,115

		31,332,059

Telecommunication Services—10.8%

Diversified Telecommunication Services—5.3%
Koninklijke KPN NV	1,739,551	6,897,934

Nippon Telegraph & Telephone Corp.	268,900	11,735,520

Spark New Zealand Ltd.	4,744,945	11,864,300

Vivendi SA	958,230	18,979,858

		49,477,612

Wireless Telecommunication Services—5.5%
China Mobile Ltd.	882,500	10,043,093

KDDI Corp.	213,540	6,203,433

Rogers Communications, Inc., Cl. B	369,292	14,080,604

SK Telecom Co. Ltd.	25,509	4,740,373

13      OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Wireless Telecommunication Services (Continued)

Vodafone Group plc	5,032,965	$16,830,977

		51,898,480

Total Common Stocks
(Cost $904,840,930)		911,773,571

	Shares	Value

Investment Company—1.9%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.48%[3,4] (Cost $18,307,185)	18,307,185	$18,307,185

Total Investments, at Value (Cost $923,148,115)	98.7%	930,080,756

Net Other Assets (Liabilities)	1.3	12,384,186

Net Assets	100.0%	$942,464,942

Footnotes to Statement of Investments

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,819,602 or 0.62% of the Fund’s net assets at period end.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares
	November 30,	Gross	Gross	Shares
	2015	Additions	Reductions	May 31, 2016

Oppenheimer Institutional Money
Market Fund, Cl. E	61,134,114	224,327,323	267,154,252	18,307,185

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$18,307,185	$142,452

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

Japan	$159,902,106	17.3%
France	154,923,610	16.6
Germany	117,294,841	12.5
United Kingdom	108,651,831	11.6
Netherlands	68,752,025	7.3
China	60,956,884	6.6
Switzerland	56,054,804	6.0
United States	46,052,019	5.0
Canada	39,615,528	4.4
South Korea	24,957,807	2.7
India	24,031,693	2.6
Hong Kong	20,578,726	2.2
Sweden	17,960,121	1.9
New Zealand	11,864,300	1.3

14      OPPENHEIMER INTERNATIONAL VALUE FUND

Geographic Holdings (Continued)	Value	Percent

Australia	$11,714,075	1.3%
Finland	6,770,386	0.7

Total	$930,080,756	100.0%

See accompanying Notes to Financial Statements.

15      OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES May 31, 2016 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $904,840,930)	$911,773,571
Affiliated companies (cost $18,307,185)	18,307,185

930,080,756

Cash	6,367,825

Cash—foreign currencies (cost $45,309)	41,130

Receivables and other assets:
Dividends	3,985,095
Investments sold	2,353,812
Shares of beneficial interest sold	190,892
Other	106,642

Total assets	943,126,152

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	390,698
Trustees’ compensation	174,775
Distribution and service plan fees	46,925
Custodian fees	38,112
Shareholder communications	6,597
Other	4,103

Total liabilities	661,210

Net Assets	$942,464,942

Composition of Net Assets
Par value of shares of beneficial interest	$545,541

Additional paid-in capital	1,115,235,400

Accumulated net investment income	9,498,740

Accumulated net realized loss on investments and foreign currency transactions	(189,658,969)

Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,844,230

Net Assets	$942,464,942

16      OPPENHEIMER INTERNATIONAL VALUE FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $177,360,116 and 10,188,279 shares of beneficial interest outstanding)	$17.41

Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$18.47

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,594,363 and 163,308 shares of beneficial interest outstanding)	$15.89

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $34,131,732 and 2,183,759 shares of beneficial interest outstanding)	$15.63

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $707,894,454 and 40,843,106 shares of beneficial interest outstanding)	$17.33

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $9,073,437 and 526,373 shares of beneficial interest outstanding)	$17.24

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $11,410,840 and 649,309 shares of beneficial interest outstanding)	$17.57

See accompanying Notes to Financial Statements.

17      OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2016 Unaudited

Investment Income

Dividends:
Unaffiliated companies (net of foreign withholding taxes of $1,809,720)	$15,076,891
Affiliated companies	142,452

Total investment income	15,219,343

Expenses
Management fees	3,675,343

Distribution and service plan fees:
Class A	202,763
Class B	13,668
Class C	169,567
Class R	20,591

Transfer and shareholder servicing agent fees:
Class A	184,922
Class B	3,018
Class C	37,460
Class I	103,420
Class R	9,087
Class Y	11,865

Shareholder communications:
Class A	8,976
Class B	546
Class C	2,162
Class I	3
Class R	357
Class Y	248

Custodian fees and expenses	54,249

Trustees’ compensation	9,025

Borrowing fees	8,158

Other	78,977

Total expenses	4,594,405
Less waivers and reimbursements of expenses	(35,796)

Net expenses	4,558,609

Net Investment Income	10,660,734

18      OPPENHEIMER INTERNATIONAL VALUE FUND

Realized and Unrealized Gain (Loss)
Net realized loss on:
Investments from unaffiliated companies	$(14,608,811)
Foreign currency transactions	(1,753,155)

Net realized loss	(16,361,966)

Net change in unrealized appreciation/depreciation on:
Investments	(38,408,393)
Translation of assets and liabilities denominated in foreign currencies	43,483,454

Net change in unrealized appreciation/depreciation	5,075,061

Net Decrease in Net Assets Resulting from Operations	$(626,171)

See accompanying Notes to Financial Statements.

19      OPPENHEIMER INTERNATIONAL VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015

Operations
Net investment income	$10,660,734	$8,737,019

Net realized gain (loss)	(16,361,966)	20,663,823

Net change in unrealized appreciation/depreciation	5,075,061	(52,516,724)

Net decrease in net assets resulting from operations	(626,171)	(23,115,882)

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(997,967)	(3,418,171)
Class B	—	(51,056)
Class C	—	(516,075)
Class I	(7,634,894)	(17,151,793)
Class R	(30,012)	(139,252)
Class Y	(92,917)	(208,774)

	(8,755,790)	(21,485,121)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	8,803,960	(8,388,197)
Class B	(494,588)	(1,882,015)
Class C	(1,523,873)	(580,985)
Class I	(482,939)	13,160,684
Class R	1,009,495	(135,250)
Class Y	716,917	1,227,351

	8,028,972	3,401,588

Net Assets
Total decrease	(1,352,989)	(41,199,415)

Beginning of period	943,817,931	985,017,346

End of period (including accumulated net investment income of $9,498,740 and $7,593,796, respectively)	$942,464,942	$943,817,931

See accompanying Notes to Financial Statements.

20      OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$17.56	$18.39	$19.53	$14.97	$13.37	$15.69

Income (loss) from investment operations:
Net investment income[2]	0.17	0.11	0.15	0.14	0.16	0.31
Net realized and unrealized gain (loss)	(0.22)	(0.60)	(0.96)	4.59	1.57	(2.24)

Total from investment operations	(0.05)	(0.49)	(0.81)	4.73	1.73	(1.93)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.34)	(0.33)	(0.17)	(0.13)	(0.39)

Net asset value, end of period	$17.41	$17.56	$18.39	$19.53	$14.97	$13.37

Total Return, at Net Asset Value[3]	(0.25)%	(2.60)%	(4.20)%	31.95%	13.20%	(12.76)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$177,360	$169,107	$185,609	$212,546	$175,295	$186,130

Average net assets (in thousands)	$168,077	$178,517	$199,282	$194,345	$174,758	$240,037

Ratios to average net assets:[4]
Net investment income	2.07%	0.59%	0.80%	0.80%	1.17%	1.96%
Expenses excluding specific expenses listed below	1.31%	1.30%	1.30%	1.34%	1.47%	1.43%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.31%	1.30%	1.30%	1.34%	1.47%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.30%	1.30%	1.30%	1.34%	1.43%	1.43%

Portfolio turnover rate	39%	79%	68%	92%	155%	33%

21      OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2016	1.32%
Year Ended November 30, 2015	1.31%
Year Ended November 28, 2014	1.30%
Year Ended November 29, 2013	1.34%
Year Ended November 30, 2012	1.47%
Year Ended November 30, 2011	1.43%

See accompanying Notes to Financial Statements.

22      OPPENHEIMER INTERNATIONAL VALUE FUND

Class B	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$15.99	$16.73	$17.79	$13.64	$12.15	$14.29

Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	(0.03)	0.01	0.01	0.04	0.16
Net realized and unrealized gain (loss)	(0.19)	(0.54)	(0.88)	4.20	1.45	(2.04)

Total from investment operations	(0.10)	(0.57)	(0.87)	4.21	1.49	(1.88)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.17)	(0.19)	(0.06)	0.00	(0.26)

Net asset value, end of period	$15.89	$15.99	$16.73	$17.79	$13.64	$12.15

Total Return, at Net Asset Value[3]	(0.63)%	(3.36)%	(4.93)%	30.95%	12.26%	(13.48)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,594	$3,093	$5,158	$8,449	$9,394	$12,639

Average net assets (in thousands)	$2,739	$3,929	$6,632	$8,766	$10,354	$19,503

Ratios to average net assets:[4]
Net investment income (loss)	1.19%	(0.16)%	0.06%	0.05%	0.36%	1.12%
Expenses excluding specific expenses listed below	2.10%	2.08%	2.04%	2.22%	2.79%	2.70%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	2.10%	2.08%	2.04%	2.22%	2.79%	2.70%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.09%	2.08%	2.04%	2.11%	2.25%	2.31%

Portfolio turnover rate	39%	79%	68%	92%	155%	33%

23      OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2016	2.11%
Year Ended November 30, 2015	2.09%
Year Ended November 28, 2014	2.04%
Year Ended November 29, 2013	2.22%
Year Ended November 30, 2012	2.79%
Year Ended November 30, 2011	2.70%

See accompanying Notes to Financial Statements.

24      OPPENHEIMER INTERNATIONAL VALUE FUND

Class C	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$15.73	$16.51	$17.59	$13.51	$12.05	$14.17

Income (loss) from investment operations:
Net investment income (loss)[2]	0.09	(0.03)	0.01	0.00[3]	0.05	0.17
Net realized and unrealized gain (loss)	(0.19)	(0.53)	(0.87)	4.16	1.43	(2.03)

Total from investment operations	(0.10)	(0.56)	(0.86)	4.16	1.48	(1.86)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.22)	(0.22)	(0.08)	(0.02)	(0.26)

Net asset value, end of period	$15.63	$15.73	$16.51	$17.59	$13.51	$12.05

Total Return, at Net Asset Value[4]	(0.64)%	(3.34)%	(4.93)%	30.92%	12.32%	(13.45)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$34,132	$35,938	$38,418	$41,588	$32,473	$34,365

Average net assets (in thousands)	$34,024	$37,983	$40,117	$36,641	$32,215	$44,318

Ratios to average net assets:[5] Net investment income (loss)	1.24%	(0.17)%	0.06%	0.00%[6]	0.39%	1.15%
Expenses excluding specific expenses listed below	2.07%	2.06%	2.05%	2.11%	2.31%	2.26%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	2.07%	2.06%	2.05%	2.11%	2.31%	2.26%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	2.06%	2.06%	2.05%	2.11%	2.22%	2.24%

Portfolio turnover rate	39%	79%	68%	92%	155%	33%

25      OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2016	2.08%
Year Ended November 30, 2015	2.07%
Year Ended November 28, 2014	2.05%
Year Ended November 29, 2013	2.11%
Year Ended November 30, 2012	2.31%
Year Ended November 30, 2011	2.26%

See accompanying Notes to Financial Statements.

26      OPPENHEIMER INTERNATIONAL VALUE FUND

Class I	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Period Ended November 29, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$17.53	$18.37	$19.51	$16.56

Income (loss) from investment operations:
Net investment income[3]	0.21	0.19	0.23	0.09
Net realized and unrealized gain (loss)	(0.22)	(0.60)	(0.95)	2.86

Total from investment operations	(0.01)	(0.41)	(0.72)	2.95

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.19)	(0.43)	(0.42)	0.00
Net asset value, end of period	$17.33	$17.53	$18.37	$19.51

Total Return, at Net Asset Value[4]	(0.06)%	(2.16)%	(3.78)%	17.81%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$707,895	$716,793	$737,126	$788,822

Average net assets (in thousands)	$689,133	$738,381	$763,119	$577,520

Ratios to average net assets:[5]
Net investment income	2.46%	1.03%	1.24%	0.76%
Expenses excluding specific expenses listed below	0.87%	0.86%	0.86%	0.84%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.87%	0.86%	0.86%	0.84%
Expenses after payments, waivers and/or reimbursements
and reduction to custodian expenses	0.86%	0.86%	0.86%	0.84%

Portfolio turnover rate	39%	79%	68%	92%

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. For the period from March 28, 2013 (inception of offering) to November 29, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2016	0.88%
Year Ended November 30, 2015	0.87%
Year Ended November 28, 2014	0.86%
Period Ended November 29, 2013	0.84%

See accompanying Notes to Financial Statements.

27      OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$17.37	$18.20	$19.33	$14.81	$13.22	$15.50

Income (loss) from investment operations:
Net investment income[2]	0.15	0.06	0.10	0.00[3]	0.12	0.26
Net realized and unrealized gain (loss)	(0.22)	(0.59)	(0.94)	4.65	1.56	(2.21)

Total from investment operations	(0.07)	(0.53)	(0.84)	4.65	1.68	(1.95)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.30)	(0.29)	(0.13)	(0.09)	(0.33)

Net asset value, end of period	$17.24	$17.37	$18.20	$19.33	$14.81	$13.22

Total Return, at Net Asset Value[4]	(0.38)%	(2.89)%	(4.42)%	31.61%	12.86%	(12.98)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,073	$8,098	$8,641	$9,349	$7,455	$8,082

Average net assets (in thousands)	$8,265	$8,342	$8,944	$8,442	$7,680	$10,268

Ratios to average net assets:[5]
Net investment income	1.84%	0.33%	0.55%	0.54%	0.90%	1.64%
Expenses excluding specific expenses listed below	1.56%	1.56%	1.56%	1.62%	1.82%	1.74%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%	0.00%

Total expenses[7]	1.56%	1.56%	1.56%	1.62%	1.82%	1.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.55%	1.56%	1.56%	1.60%	1.73%	1.72%

Portfolio turnover rate	39%	79%	68%	92%	155%	33%

28      OPPENHEIMER INTERNATIONAL VALUE FUND

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Less than $0.005 per share.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2016	1.57%
Year Ended November 30, 2015	1.57%
Year Ended November 28, 2014	1.56%
Year Ended November 29, 2013	1.62%
Year Ended November 30, 2012	1.82%
Year Ended November 30, 2011	1.74%

See accompanying Notes to Financial Statements.

29      OPPENHEIMER INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended May 31, 2016 (Unaudited)	Year Ended November 30, 2015	Year Ended November 28, 2014[1]	Year Ended November 29, 2013[1]	Year Ended November 30, 2012	Year Ended November 30, 2011

Per Share Operating Data
Net asset value, beginning of period	$17.75	$18.59	$19.44	$14.97	$13.40	$15.71

Income (loss) from investment operations:
Net investment income[2]	0.20	0.15	0.17	0.31	0.23	0.40
Net realized and unrealized gain (loss)	(0.23)	(0.60)	(0.94)	4.42	1.57	(2.24)

Total from investment operations	(0.03)	(0.45)	(0.77)	4.73	1.80	(1.84)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.15)	(0.39)	(0.08)	(0.26)	(0.23)	(0.47)

Net asset value, end of period	$17.57	$17.75	$18.59	$19.44	$14.97	$13.40

Total Return, at Net Asset Value[3]	(0.14)%	(2.37)%	(3.98)%	32.05%	13.85%	(12.25)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,411	$10,789	$10,065	$12,195	$459,454	$407,974

Average net assets (in thousands)	$10,785	$10,542	$11,451	$306,051	$428,952	$496,837

Ratios to average net assets:[4]
Net investment income	2.34%	0.84%	0.91%	1.90%	1.73%	2.53%
Expenses excluding specific expenses listed below	1.06%	1.06%	1.06%	0.90%	0.88%	0.85%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%	0.00%	0.00%	0.00%

Total expenses[6]	1.06%	1.06%	1.06%	0.90%	0.88%	0.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.05%	1.06%	1.06%	0.90%	0.88%	0.85%

Portfolio turnover rate	39%	79%	68%	92%	155%	33%

30      OPPENHEIMER INTERNATIONAL VALUE FUND

1. November 28, 2014 and November 29, 2013 represent the last business days of the Fund’s respective reporting periods. See Note 2 of the accompanying Notes.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended May 31, 2016	1.07%
Year Ended November 30, 2015	1.07%
Year Ended November 28, 2014	1.06%
Year Ended November 29, 2013	0.90%
Year Ended November 30, 2012	0.88%
Year Ended November 30, 2011	0.85%

See accompanying Notes to Financial Statements.

31      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS May 31, 2016 Unaudited

1. Organization

Oppenheimer International Value Fund (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. At period end, approximately 75% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Reporting Period End Date. The last day of the Fund’s reporting period is the last day the New York Stock Exchange was open for trading during the period. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S.

32      OPPENHEIMER INTERNATIONAL VALUE FUND

2. Significant Accounting Policies (Continued)

dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account

33      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, based on the negative rolling average balance at an average Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended November 30, 2015, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended November 30, 2015, the Fund utilized $14,317,050 of capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended November 30, 2015 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

2017	$134,961,201
2018	7,791,697
2019	29,804,087

Total	$172,556,985

At period end, it is estimated that the capital loss carryforwards would be $172,556,985 expiring by 2019 and $16,361,966, which will not expire. The estimated capital loss

34      OPPENHEIMER INTERNATIONAL VALUE FUND

2. Significant Accounting Policies (Continued)

carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will not utilize any capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$923,232,527
Federal tax cost of other investments	45,309

Total federal tax cost	$923,277,836

Gross unrealized appreciation	$83,296,511
Gross unrealized depreciation	(76,536,694)

Net unrealized appreciation	$6,759,817

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering

35      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party

36      OPPENHEIMER INTERNATIONAL VALUE FUND

3. Securities Valuation (Continued)

pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

37      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$32,888,645	$185,279,656	$261,455	$218,429,756
Consumer Staples	8,755,148	145,837,814	—	154,592,962
Energy	—	37,035,653	—	37,035,653
Financials	7,153,403	100,959,512	—	108,112,915
Industrials	—	131,668,576	—	131,668,576
Information Technology	46,398,416	43,503,977	—	89,902,393
Materials	25,534,924	45,120,300	—	70,655,224
Telecommunication Services	14,080,604	87,295,488	—	101,376,092
Investment Company	18,307,185	—	—	18,307,185

Total Assets	$153,118,325	$776,700,976	$261,455	$930,080,756

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to

38      OPPENHEIMER INTERNATIONAL VALUE FUND

3. Securities Valuation (Continued)

recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out	Transfers into
	of Level 1*	Level 2*

Assets Table
Investments, at
Value:
Common Stocks
Consumer
Discretionary	$ (11,691,192)	$ 11,691,192
Industrials	(19,395,710)	19,395,710
Telecommunication
Services	(16,998,483)	16,998,483

Total Assets	$ (48,085,385)	$ 48,085,385

* Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are

39      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in a money market Affiliated Fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity or for defensive purposes. IMMF is regulated as a money market fund under the Investment Company Act of 1940, as amended.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

40      OPPENHEIMER INTERNATIONAL VALUE FUND

5. Market Risk Factors (Continued)

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure

41      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $31,620,795 and $48,252,460, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

42      OPPENHEIMER INTERNATIONAL VALUE FUND

6. Use of Derivatives (Continued)

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from

43      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives
Not Accounted	Foreign
for as Hedging	currency
Instruments	transactions

Forward currency exchange contracts	$(1,765,668)
Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Translation
of assets and
Derivatives	liabilities
Not Accounted	denominated
for as Hedging	in foreign
Instruments	currencies

Forward currency exchange contracts	$(944,243)

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

44      OPPENHEIMER INTERNATIONAL VALUE FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended May 31, 2016		Year Ended November 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	1,303,271	$21,346,262	1,129,143	$20,499,985
Dividends and/or distributions reinvested	56,064	963,179	193,039	3,287,448
Redeemed	(801,434)	(13,505,481)	(1,782,687)	(32,175,630)

Net increase (decrease)	557,901	$8,803,960	(460,505)	$(8,388,197)

Class B
Sold	35,547	$528,659	20,595	$343,762
Dividends and/or distributions reinvested	—	—	3,176	49,647
Redeemed	(65,687)	(1,023,247)	(138,558)	(2,275,424)

Net decrease	(30,140)	$(494,588)	(114,787)	$(1,882,015)

Class C
Sold	149,225	$2,250,341	356,749	$5,857,882
Dividends and/or distributions reinvested	—	—	32,604	501,125
Redeemed	(250,090)	(3,774,214)	(431,227)	(6,939,992)

Net decrease	(100,865)	$(1,523,873)	(41,874)	$(580,985)

Class I
Sold	1,149,707	$19,330,960	2,485,745	$44,533,456
Dividends and/or distributions reinvested	447,263	7,634,782	1,013,086	17,151,535
Redeemed	(1,647,521)	(27,448,681)	(2,724,477)	(48,524,307)

Net increase (decrease)	(50,551)	$(482,939)	774,354	$13,160,684

Class R
Sold	99,523	$1,663,230	113,035	$2,026,957
Dividends and/or distributions reinvested	1,665	28,352	7,878	133,050
Redeemed	(41,049)	(682,087)	(129,577)	(2,295,257)

Net increase (decrease)	60,139	$1,009,495	(8,664)	$(135,250)

Class Y
Sold	162,730	$2,774,649	247,187	$4,463,619
Dividends and/or distributions reinvested	5,141	89,040	11,610	199,458
Redeemed	(126,277)	(2,146,772)	(192,350)	(3,435,726)

Net increase	41,594	$716,917	66,447	$1,227,351

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$374,362,045	$333,312,931

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NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $500 million	0.85%
Next $500 million	0.75
Next $1 billion	0.70
Over $2 billion	0.67

The Fund’s effective management fee for the reporting period was 0.81% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the reporting period, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$ 1,103
Payments Made to Retired Trustees	3,266
Accumulated Liability as of May 31, 2016	119,122

46      OPPENHEIMER INTERNATIONAL VALUE FUND

9. Fees and Other Transactions with Affiliates (Continued)

The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to

Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained

47      OPPENHEIMER INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor	Distributor

May 31, 2016	$17,959	$107	$1,589	$733	$—

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $35,796 for IMMF management fees.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowing and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.28 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

11. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and

48      OPPENHEIMER INTERNATIONAL VALUE FUND

11. Pending Litigation (Continued)

determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

     OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

49      OPPENHEIMER INTERNATIONAL VALUE FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

50      OPPENHEIMER INTERNATIONAL VALUE FUND

OPPENHEIMER INTERNATIONAL VALUE FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Matthew P. Fink, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
James C. Ayer, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Sexton, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2016 OppenheimerFunds, Inc. All rights reserved.

51      OPPENHEIMER INTERNATIONAL VALUE FUND

PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct, our electronic document delivery service

● Your transactions with us, our affiliates or others

● A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

● When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

52      OPPENHEIMER INTERNATIONAL VALUE FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

53      OPPENHEIMER INTERNATIONAL VALUE FUND

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54      OPPENHEIMER INTERNATIONAL VALUE FUND

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55      OPPENHEIMER INTERNATIONAL VALUE FUND

Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0254.001.0516 July 25, 2016

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 5/31/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Value Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer
Date:	7/13/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz Principal Executive Officer
Date:	7/13/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen Principal Financial Officer
Date:	7/13/2016